UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 27, 2004



                               Globix Corporation
             (Exact name of registrant as specified in its charter)



            Delaware                   1-14168               13-3781263
(State or other jurisdiction of      (Commission           (IRS Employer
         incorporation)              File Number)         Identification No.)


       139 Centre Street, New York, New York                  10013
     (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code  (212) 334-8500


          (Former name or former address, if changed since last report)

Form 8-K, Current Report
Globix Corporation
Commission File No. 001-14168



Item 5.  Other Events.
         ------------

         On February 27, 2004, Globix Corporation announced that it received the tender of $97,956,711 in principal amount of its outstanding 11% Senior Notes Due 2008. Under the terms of the offer, Globix will purchase, on a pro rata basis, $40,274,000 of the tendered, outstanding Notes for cash at par plus accrued interest. Payment for tendered Notes will be made on March 3, 2004.

         A copy of the press release announcing the results of the tender offer, dated February 27, 2004 is attached as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         (c)    Exhibits.

         99.1   Press Release, dated February 27, 2004




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 27, 2004

                                                Globix Corporation

                                            By: /s/ Robert M. Dennerlein
                                                    -----------------------
                                                    Robert M. Dennerlein
                                                    Chief Financial Officer